                                                                    EXHIBIT 10.3

                                LOAN AGREEMENT


          THIS LOAN AGREEMENT (this "Agreement") is entered into as of December 10, 1999 among U.S. Foodservice, Inc., a Delaware corporation, and JP Foodservice Distributors, Inc., a Delaware corporation (collectively, the "Borrowers"); U.S. Foodservice, a Delaware corporation (the "Parent") and those subsidiaries of the Borrowers identified on the signature pages hereto (together with each other subsidiary which may become a party hereto by execution of a joinder agreement and the Parent, the "Guarantors"); and First Union National Bank, a national banking association ("Lender").

                                  BACKGROUND

     WHEREAS, Borrowers and Lender desire to enter into a revolving credit facility pursuant to which Lender will make credit available to Borrowers for the purposes hereinafter set forth; and

     WHEREAS, as a condition to making such revolving credit facility available to Borrowers, Lender has required, among other things, the Guarantors to guarantee all of the Borrowers' obligations arising under this Agreement and any other instruments or agreements executed pursuant hereto (collectively, the "Loan Documents").

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

1.   DEFINITIONS

     1.1. Applicable Margin

          "Applicable Margin" shall mean, for purposes of calculating (i) the applicable interest rate for any day for any Eurodollar Loan or (ii) the applicable rate for the Facility Fee for any day for purposes of Section 2.3 hereof, the applicable margin corresponding to the Total Debt Ratio described below in effect as of the most recent Determination Date:

-------------------------------------------------------------------------------------------------
                                                       Applicable               Applicable
                                                         Margin                   Margin
       Pricing                Total Debt                   for                      for
        Level                    Ratio              Eurodollar Loans           Facility Fee
-------------------------------------------------------------------------------------------------
                         Equal to or less than
          II            4.0 to 1.0 but greater          112.5 bps                25.0 bps
                            than 3.5 to 1.0
-------------------------------------------------------------------------------------------------
          I              Equal to or less than          102.5 bps                25.0 bps
                              3.5 to 1.0
-------------------------------------------------------------------------------------------------

Determination of the appropriate Applicable Margins based on the Total Debt Ratio shall be made as of each Determination Date. The Total Debt Ratio in effect as of a Determination Date shall establish the Applicable Margins that shall be effective as of the date designated by Lender as the Applicable Margin Change Date. Lender shall determine the Applicable Margins as of each Determination Date occurring after the Facility Closing Date and shall promptly notify Borrowers of the Applicable Margins so determined and of the related Applicable Margin Change Date. Such determinations by Lender of the Applicable Margins shall be rebuttably presumptive evidence thereof. As of the Facility Closing Date and until the first Applicable Margin Change Date, (a) the Applicable Margin for purposes of calculating the applicable interest rate for any Eurodollar Loan shall be 112.5 bps and (b) the Applicable Margin for purposes of calculating the Facility Fee shall be 25 bps. All of the terms in this Section 1.1 shall have the meanings set forth in the Existing Credit Agreement (as defined below), except for the terms Applicable Margin and Facility Fee, which shall have the meanings set forth in this Agreement.

     1.2. Existing Credit Agreement

          "Existing Credit Agreement" shall mean that certain 364-Day Credit Agreement dated as of December 23, 1997 among Borrowers, the lenders that are parties thereto from time to time and Bank of America, N.A., as Administrative Agent, Bank of America, LLC (formerly NationsBanc Montgomery Securities LLC and NationsBank Montgomery Securities, Inc.) and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent.

     1.3. Existing Guaranty Agreement

          "Existing Guaranty Agreement" shall mean that certain 364-Day Guaranty Agreement dated as of December 23, 1997 among the Guarantors and Bank of America, N.A., as agent.

1.4.  Incorporated Definitions

          The defined terms contained in Article I of the Existing Credit Agreement (hereinafter referred to collectively as the "Incorporated Definitions") which are used in the Incorporated Loan Provisions, the Incorporated Representations and Warranties, the Incorporated Covenants, the Incorporated Events of Default, the Incorporated Guaranty and the Incorporated Miscellaneous Provisions (all as defined below, collectively, the "Incorporated Terms") are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein; provided, however, that all references to the Administrative Agent, the Required Lenders and the Lenders in the Incorporated Terms shall be deemed to be references to Lender, and, provided further, that all other terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Existing Credit Agreement.

2.   LOANS

     2.1. Revolving Credit Loan

          Subject to the terms and conditions hereof, during the period beginning on the date hereof (the "Facility Closing Date") and ending on the Revolving Period Termination Date, Lender shall make advances (all such advances, collectively, the "Revolving Credit Loan") to Borrowers in such amounts as Borrowers shall request from time to time, provided that the maximum aggregate outstanding principal amount of the Revolving Credit Loan shall at no time exceed $25,000,000 (the "Commitment"). Each such advance hereunder may consist of Base Rate Loans or Eurodollar Loans (or a combination thereof), as Borrowers may request. Each such advance shall be made upon written or e-mail notice of Borrowers received by the Lender not later than 1:00 PM Eastern Time three (3) Business Days prior to the date of the proposed advance, and the amount of such proposed advance shall not be in an amount of less than $100,000. Each such notice shall specify whether such advance shall consist of Base Rate Loans, Eurodollar Loans or a combination thereof, and for each Eurodollar Loan that is requested, the Interest Period with respect thereto. If Borrowers shall fail to specify in any such notice (i) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (ii) the type of Revolving Credit Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. Borrowers may borrow, repay and reborrow, subject to the limitations set forth above. The aggregate outstanding principal amount of the Revolving Credit Loan as of the Revolving Period Termination Date, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Revolving Period Termination Date. For purposes of this Agreement, the "Revolving Period Termination Date" shall mean the date which is 364 days after the Facility Closing Date.

     2.2.  Interest and Additional Provisions

           Reference is made to the provisions contained in Section 2.01(d),
Section 2.03, Section 3.01, Section 3.02(a), Sections 3.03 through 3.09 and Sections 4.04 through 4.06 of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Loan Provisions"). The Incorporated Loan Provisions are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in Section 7 hereof; provided, however, that (a) all references in the Existing Credit Agreement to the Applicable Margin shall be deemed to be references to the Applicable Margin as defined in Section 1.1 hereof; (b) the reference to the Closing Date (as used in Section 3.09(g) of the Existing Credit Agreement) shall be deemed to be a reference to the Facility Closing Date; (c) the references to Loans and Revolving Loans in the Existing Credit Agreement shall be deemed to be references to the Revolving Credit Loan as defined herein; (d) the Prime Rate shall be Lender's prime rate in effect at its principal office; (e) the Federal Funds Effective Rate shall be, for any day, the interest rate reported on Telerate page 5 as the opening federal funds rate; if, for any reason, such rate is not then available, then the Federal Funds Effective Rate shall mean a daily rate which is determined by Lender to be the rate at which federal funds are being offered for sale in the national federal funds market at opening; and the Federal Funds Effective Rate for holidays or weekends shall be the same as the rate for the most immediate preceding Business Day; (f) the Eurodollar Rate shall mean for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), the per annum rate for U.S. dollar deposits with a maturity equal to the number of months corresponding to such Interest Period, as reported on Telerate page 3750 as of 11:00 a.m., London time, on the second London business day before the relevant Interest Period begins (or if not so reported, then as determined by the Lender from another recognized source or interbank quotation); (g) the references to the Credit Documents (within the definition of Credit Obligations and in Sections 3.01 and 3.09(f) of the Existing Credit Agreement) shall be deemed to be a reference to the Loan Documents hereunder; (h) the reference to "this Agreement" in Section 3.09(a) of the Existing Credit Agreement shall be deemed to be a reference to this Agreement; (i) the reference in Section 3.03 of the Existing Credit Agreement to Section 5.02(d) of the Existing Credit Agreement shall be deemed deleted; (j) the reference in Section 3.04 of the Existing Credit Agreement to Section 2.01(b) of the Existing Credit Agreement and the reference in Section 3.07 of the Existing Credit Agreement to Section 2.01 of the Existing Credit Agreement shall each be deemed to be a reference to Section 2.1 of this Agreement; (k) the references to the Revolving Committed Amount (as used in Section 2.03 of the Existing Credit Agreement) shall be deemed to be references to the Commitment as defined in
Section 1.1 hereof; and (l) the references to Competitive Loans and the conversion or prepayment thereof in Sections 2.03 and 3.02(a) of the Existing Credit Agreement shall be deemed deleted.

     2.3.  Facility Fee

           In consideration of the Commitment, Borrowers agree to pay to Lender a facility fee (the "Facility Fee") for the period from the Facility Closing Date to the Revolving Period Termination Date, on the aggregate Commitment, computed at a per annum rate equal to the Applicable Margin for each day during the applicable period. The Facility Fee shall be payable quarterly in arrears on the fifteenth (15th) day of each January, April, July and October and on the Revolving Period Termination Date for the immediately preceding fiscal quarter (or portion thereof).

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS

     3.1.  Incorporation by Reference

           Reference is made to the Existing Credit Agreement and the representations and warranties of Borrowers contained in Article IX of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Representations and Warranties") and the covenants contained in Articles VI, VII and VIII of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Covenants"). The Incorporated Representations and Warranties and the Incorporated Covenants are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in Section 7 hereof; provided, however, that, except as set forth in Section 3.2 hereof, in Articles VI, VII, VIII and IX of the Existing Credit Agreement, (a) the reference to "this Agreement" and the Credit Documents (and the references to the preceding two terms in the definition of Material Adverse Effect) in the Existing Credit Agreement shall be deemed to be references to this Agreement and the Loan Documents, respectively; (b) the references to Default and Event of Default shall be modified as provided in

Section 5 hereof; (c) the references to the Closing Date shall be deemed to be references to the Facility Closing Date; and (d) the references to the Guaranty Agreement shall be deemed to be references to the Incorporated Guaranty; and (e) the references to the Commitments shall be deemed to be references to the Commitment.

     3.2.  Exceptions to Section 3.1 Proviso

           The proviso set forth in Section 3.1 hereof shall not be applicable to (a) the Schedules to the Existing Credit Agreement and the representations, warranties and/or covenants concerning such Schedules, which shall continue to set forth information and be provided as of December 23, 1997, respectively; (b) the phrases "as of the date of this Agreement" or "on the date hereof" or words of similar import in Articles VI, VII, VIII and IX of the Existing Credit Agreement, which shall continue to be references to December 23, 1997; (c) the references to the Closing Date in Sections 8.01(a) and 8.01(c) of the Existing Credit Agreement, which shall continue to be references to December 23, 1997;
(d) the representation and warranty regarding Unrestricted Subsidiaries in
Section 9.02 of the Existing Credit Agreement, which shall continue to be provided as of December 23, 1997; (e) the representation and warranty set forth in the last sentence of Section 9.08 of the Existing Credit Agreement, which shall continue to be provided as of December 23, 1997 and to refer to the Existing Credit Agreement and the Credit Documents thereunder; (f) the Existing Affiliate Agreements delivered to the Lender pursuant to Section 9.09(c) of the Existing Credit Agreement, which shall be those agreements as in existence on December 23, 1997; (g) the representation and warranty set forth in the last sentence of Section 9.12(a) of the Existing Credit Agreement, which shall continue to be provided as of the most recent valuation date prior to December 23, 1997; and (h) the representation and warranty set forth in the fourth sentence of Section 9.13 and in Section 9.19 of the Existing Credit Agreement, which shall continue to be provided as of December 23, 1997.

4.  CONDITIONS PRECEDENT

     4.1. Conditions Precedent to First Advance of the Revolving Credit Loan on or after the Date Hereof

           The obligation of Lender to make the first advance of the Revolving Credit Loan on or after the date hereof is subject to the satisfaction (in the reasonable judgment of Lender), at or before the date of such advance, of the following conditions precedent:

           4.1.1.  Representations and Warranties; Compliance

           All representations and warranties made by Borrowers in this Agreement (including the Incorporated Representations and Warranties) or any of the other Loan Documents and by the Guarantors in the Incorporated Guaranty shall be true and correct in all material respects on and as of the date of such advance with the same force and effect as though such representations and warranties had been made on and as of the date of such advance. All of the agreements, terms, covenants, and conditions required by this Agreement to be complied with and performed by Borrowers prior to the date of such advance shall have been complied with and performed.

           4.1.2.  Documents

           Borrowers shall deliver to Lender copies of all documents and other items reasonably requested by Lender evidencing Borrowers' and the Guarantors' authority to enter into and perform this Agreement and the other Loan Documents.

           4.1.3.  Executed Loan Documents

           Borrowers shall deliver to Lender fully executed copies of all the Loan Documents.

     4.2. Conditions Precedent to the Second and Each Subsequent Advance of the Revolving Credit Loan

           The obligation of Lender to make the second and each subsequent advance of the Revolving Credit Loan is subject to the satisfaction (in the reasonable judgment of Lender), as of the date of each such advance, of the conditions precedent specified in Section 4.1.1 hereof.

5.  EVENTS OF DEFAULT AND REMEDIES

           Reference is made to the Existing Credit Agreement and the events of default and remedies set forth in Article X of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Events of Default"). The Incorporated Events of Default are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in Section 7 hereof; provided, however, that all references to "Loans," "this Agreement," the "Guaranty Agreement," the "Credit Documents" or the "Commitments" in Article X of the Existing Credit Agreement shall be deemed to be references to the Revolving Credit Loan, this Agreement, the Incorporated Guaranty, the Loan Documents, and the Commitment, respectively, and provided further, that the reference in Section 10.02 of the Existing Credit Agreement to the "voting procedures in Section 12.07" shall be deemed deleted. In addition, any Event of Default under the Existing Credit Agreement shall be an Event of Default hereunder.

6.  GUARANTY

           Reference is made to the Existing Guaranty Agreement and the agreements of the Guarantors contained in Section 1 through Section 11 and
Section 13 through Section 21 of the Existing Guaranty Agreement (hereinafter referred to as the "Incorporated Guaranty"). The Incorporated Guaranty is hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Guaranty Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in Section 7 hereof; provided, however, that (a) the references to the Credit Agreement, the Credit Documents, the Loan, the Commitments and to "this Guaranty Agreement" thereunder shall be deemed to be references to this Agreement, the Loan Documents, the Revolving Credit Loan, the Commitment and this Section 6, respectively (except that any cross-references in the Existing Guaranty Agreement to Sections and definitions in the Existing Credit Agreement shall not be modified by the foregoing proviso), (b) the notice address set forth in Section 17(a) of the Existing Guaranty Agreement shall be deemed to be 9755 Patuxent Woods Drive, Columbia, Maryland 21046, Attention of Treasurer (Facsimile No. 410-309-6296), and (c) the notice address set forth in
Section 17(b) of the Existing Guaranty Agreement shall be deemed to be First Union National Bank, Attn: Portfolio Management, 1970 Chain Bridge Road, 3 South, McLean, VA 22102 (Facsimile: 703/760-6300).

7.  MISCELLANEOUS PROVISIONS

           Reference is made to the Existing Credit Agreement and the miscellaneous provisions contained in Article XII of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Miscellaneous Provisions"). The Incorporated Miscellaneous Provisions (and all other relevant provisions of the Existing Credit Agreement related thereto) are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in the following provisions of this Section 7; provided, however, that (a) the references to the Credit Documents, "this Agreement," the Loans and the Commitments in Article XII of the Existing Credit Agreement shall be deemed to be references to the Loan Documents, this Agreement, the Revolving Credit Loan and the Commitment, respectively; (b) the notice address set forth in Section 12.01(a) of the Existing Credit Agreement shall be deemed to be 9755 Patuxent Woods Drive, Columbia, Maryland 21046, Attention of Treasurer (Facsimile No. 410-309-6296); and (c) the notice address set forth in Section 12.01(b) of the Existing Credit Agreement shall be deemed to be First Union

National Bank, Attn: Portfolio Management, 1970 Chain Bridge Road, 3 South, McLean, VA 22102 (Facsimile: 703/760-6300).

           In the event a waiver is granted under the Existing Credit Agreement or the existing Guaranty Agreement or an amendment or modification is executed with respect to the Existing Credit Agreement or the Existing Guaranty Agreement, and such waiver, amendment and/or modification affects the Incorporated Terms, then such waiver, amendment or modification shall be effective with respect to the Incorporated Terms as incorporated by reference into this Agreement only if consented to in writing by Lender. In the event of any replacement of the Existing Credit Agreement or the Existing Guaranty Agreement with a similar credit facility or guaranty agreement, as applicable (in either case, the "New Facility"), the provisions contained in the New Facility which correspond to the Incorporated Terms shall be deemed to be the "Incorporated Terms" hereunder only if consented to in writing by Lender and, if such consent is not granted or if the Existing Credit Agreement or the Existing Guaranty Agreement is terminated and not replaced, then the definitions, representations and warranties, covenants, events of default and miscellaneous provisions contained in Articles I, IX, VI, VII, VIII, X and XII, the loan provisions contained in Section 2.01(d), Section 2.03, Section 3.01, Section 3.02(a), Sections 3.03 through 3.09 and Sections 4.04 through 4.06 of the Existing Credit Agreement, and the guaranty provisions contained in Sections 1 through Section 11 and Section 13 through Section 21 of the Existing Guaranty Agreement (together with any waivers, modifications or amendments set forth herein or approved in accordance with this Section 7) shall continue to be the Incorporated Terms hereunder.

          IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                              BORROWERS:

                              U.S. FOODSERVICE, INC.


                              By: /s/ Robert Gillison
                                 --------------------
                                 Name: Robert Gillison
                                 Title:Treasurer


                              JP FOODSERVICE DISTRIBUTORS, INC.


                              By: /s/ Robert Gillison
                                 --------------------
                                 Name: Robert Gillison
                                 Title:Treasurer

                              GUARANTORS:

                              U.S. FOODSERVICE

                              By: /s/ Robert Gillison
                                  -------------------
                                  Name: Robert Gillison
                                  Title:Treasurer

                              CHRISTIANSON SALES CO. LIMITED
                                 PARTNERSHIP
                                 By: USF/Christianson Sales GP
                                     Holdings, LLC

                              By: /s/ Robert Gillison
                                  -------------------
                                  Name: Robert Gillison
                                  Title: Treasurer

                              SUPERIOR PRODUCTS MFG. CO.
                                LIMITED PARTNERSHIP
                                By: USF/Superior Products GP
                                    Holdings, LLC

                              By: /s/ Robert Gillison
                                  -------------------
                                  Name: Robert Gillison
                                  Title:Treasurer

                              E&H DISTRIBUTING CO.
                              HARRISON'S PRIME MEATS &
                                PROVISIONS, INC.
                              ILLINOIS FRUIT & PRODUCE CORP.
                              TRANS-PORTE, INC.
                              EL PASADO, INC.
                              RITUALS COFFEE COMPANY
                              ROSELI PRODUCTS CORPORATION
                              SQUERI FOOD SERVICE, INC.
                              NEVADA BAKING COMPANY, INC.
                              OUTWEST MEAT COMPANY
                              HILLTOP HEARTH BAKERIES, INC.
                              CROSS VALLEY FARMS, INC.
                              BIGGERS BROTHERS, INC.
                              BRB HOLDINGS, INC.
                              F.H. BEVEVINO & COMPANY, INC.
                              FOOD DISTRIBUTION CONCEPTS, INC.
                              JOHN SEXTON & CO.
                              KING'S FOODSERVICE, INC.
                              ROANOKE RESTAURANT SERVICE, INC.
                              TARGETED SPECIALTY SERVICES, INC.
                              U.S. FOODSERVICE OF ATLANTA, INC.
                              U.S. FOODSERVICE OF ILLINOIS, INC.
                              U.S. SYSTEMS DISTRIBUTION, INC.
                              WHITE SWAN, INC.
                              J.H. HAAR & SONS, L.L.C.
                              U.S. FOODSERVICE OF BUFFALO, INC.
                              SOUTHTOWNS SEAFOOD, INC.
                              SOFCO, INC.
                              S.&O. PROPERTY CORPORATION
                              SQP, INC.
                              USF/CHRISTIANSON SALES GP
                                HOLDINGS, LLC
                              USF/CHRISTIANSON SALES LP
                                HOLDINGS, LLC
                              NEXT DAY GOURMET, INC.
                              USF/SUPERIOR PRODUCTS GP
                                HOLDINGS, LLC
                              USF/SUPERIOR PRODUCTS LP
                                HOLDINGS, LLC
                              JOSEPH WEBB FOODS, INC.
                              PACIFIC JADE, INC.


                              By: /s/ Robert Gillison
                                 --------------------
                                 Name: Robert Gillison
                                 Title:Treasurer
                                 for each of the foregoing

                              LENDER:

                              FIRST UNION NATIONAL BANK


                              By:/s/ Barbara Gell Carroll
                                 ------------------------
                                 Name: Barbara Gell Carroll
                                 Title:Senior Vice President